                                                                   Exhibit 10.31

TO: Josui Nashimoto, Representative Director
          (0044-0431072)
Asyst Japan, Inc.

2-6-23 Shin Yokohama

Kohoku-ku, Yokohama 222-0033

                              BALANCE CERTIFICATE
                              -------------------
                                                                   Date Prepared
                                                                   April 2, 2001

This certifies that the following amount is the balance of financing as of March 31, 2001.

                                                   The Ogaki Kyoritsu Bank, Ltd.

                                                              Bisai Branch
                                                              (TEL 0586-62-5181)

--------------------------------------------------------------------------------------------------
            CASH TOTAL                                    (Yen)830,000,000*
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
      Item                 Amount                                   Notes
                                               (including unsettled receipts at other branches)
--------------------------------------------------------------------------------------------------
Loan on Bill        **** 830,000,000 yen
--------------------------------------------------------------------------------------------------
                        *** BELOW INTENTIONALLY LEFT BLANK ***
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                             1/1

                 ---------------------------------
Promissory Note  For Loan by Financial Institution
                 ---------------------------------

                 ------------------------------------------------------------
                 Loan on Bill    Inspected By    Supervised By    Verified By
                 ------------------------------------------------------------

The Ogaki Kyoritsu Bank, Ltd.

                 ---------------------------------------------------------------
                 Payment Date                        Payable at Sight
                 ---------------------------------------------------------------
                 Payment Location    City of Bisai
                 ---------------------------------------------------------------
                 Paying Bank         The Ogaki Kyoritsu Bank, Ltd., Bisai Branch
                 ---------------------------------------------------------------

Amount

    (Yen)550,000,000 *

In exchange for this Promissory Note, we shall pay the above amount to you or the person designated by you.


Date

Issued To        Josui Nashimoto, Representative Director
                 Asyst Japan, Inc.
Address          2-6-23 Shin Yokohama
Kohoku-ku, Yokohama 222-0033

--------------------------------------------------------------------------------

                 ---------------------------------
Promissory Note  For Loan by Financial Institution
                 ---------------------------------

                 ------------------------------------------------------------
                 Loan on Bill    Inspected By    Supervised By    Verified By
                 ------------------------------------------------------------

The Ogaki Kyoritsu Bank, Ltd.

                 ---------------------------------------------------------------
                 Payment Date                        Payable at Sight
                 ---------------------------------------------------------------
                 Payment Location    City of Bisai
                 ---------------------------------------------------------------
                 Paying Bank         The Ogaki Kyoritsu Bank, Ltd., Bisai Branch
                 ---------------------------------------------------------------

Amount

    (Yen)280,000,000 *

In exchange for this Promissory Note, we shall pay the above amount to you or the person designated by you.


Date

Issued To        Josui Nashimoto, Representative Director
                 Asyst Japan, Inc.
Address          2-6-23 Shin Yokohama
Kohoku-ku, Yokohama 222-0033

General Agreement with Ogaki Kyoritsu

-------------------------------------------
Personal # 4     3     1     0     7     2
-------------------------------------------

---------------------------------------------------------
Inspection   Record    Deposit      Reference   Reception
---------------------------------------------------------
Fujibayashi  Sato      Fujibayashi  Sato        Hibino
---------------------------------------------------------

Revenue Stamp
4,000 yen

                         BANKING CONSENT & AGREEMENT


                                                    November 14, Heisei 6 [1994]
Messrs K.K. Ogaki Kyoritsu Bank
                    Kazno Kimata (Seal [illegible])
                    Representative Director
                    Kabushiki Kaisha MECS
                    #28 Aza Johnoh, Kitaima
                    Bisai-shi, Aichi-ken

     I agree to the following terms and conditions in respect to the business transaction with your bank:

Article 1 (Scope of Application)

1. I agree to abide by the agreement in fulfillment of all and every debt incurred concerning loans on promissory notes, discounts on bills, loans on bonds, overdrafts, payment guarantees, foreign exchange and all other transactions.

2. I agree to abide by the agreement in fulfillment of debts incurred by notes that I draw, endorse, accept or guarantee, including those you acquired through third parties.

Article 2 (Notes and Loan Obligations)

   The bank has the right to claim notes and/or loan obligations against loans we receive by notes.

Article 3 (Interest and Default Interest)

1. I agree to customary and generally accepted alterations in connection with the agreement on the rate of return, the payment terms and conditions concerning interests, discount fees, guarantee charges, and handling charges should there be a substantial reason including change in the financial environment.

2. I agree to pay a penalty at an annual rate of 14% on the debt amount in case we do not fulfill our debt obligation to the bank. The calculation in this case will be done at a daily rate based on 365 days per year.

3. The bank has the right to withdraw by transfer, without due notice and process, from my under-mentioned account interests due, discount fees, guarantee charges, handling charges, payment for losses, the guarantee fee of Credit Guarantee Association, other guarantee fees, registration expenses, fixed date charges, and other similar expenses incurred through the transaction under Article 1.

------------------------------------------------------------------------------------------------
Designated  Transfer    Branch Name             Deposit Type                  Account Number
                        ------------------------------------------------------------------------
Deposit Account         Bisai Branch       Checking A/C  Saving A/C       6   0   5   4   0   8
------------------------------------------------------------------------------------------------

                                       3.

Article 4 (Collateral)

1. I agree to pledge an approved collateral by the bank or an additional collateral immediately when the bank requests should a sufficient cause arise to secure the debt.
                                               Loan1035B(5.1)Return or Manage10Y

2. All present and future collateral that I pledge to your bank may not only be used to secure the intended debt but also collectively all present debts and future debts that I may incur.

3. The bank has the right to collect and/or dispose of the collaterals, not necessarily in accordance with the legally acceptable procedure but under generally acceptable method, term, and price that the bank may deem appropriate. The bank also has a right to appropriate the balance of disposition remained after paying various expenses, to repay my debt regardless of the legal order. I agree to pay the debt balance immediately if there is any remaining.

4. I agree that the bank has the right to assume and dispose of my liquid asset, note and other marketable securities in the possession of the bank if I do not fulfill my obligations to the bank. I agree that the afore-mentioned procedure will be handled as stated in the previous section.

Article 5 (Loss of Term Benefit)

1. I understand I loose the benefit of terms concerning all debts without a notification from the bank, and agree to pay the debts immediately if any the following incidents occur:

     (1) Stop payment or insolvency, bankruptcy mediation, filing under the Company Rehabilitation Law, and applying for company reorganization or special liquidation

     (2) Notification by the draft clearing house of business suspension

     (3) Temporary seizure, preservation seizure, or a seizure order and/or notification of my or guarantor's deposits or other credits at your bank

     (4) My address becomes unknown to the bank due to my negligence.

2. I understand I loose all benefit of debt terms upon notification of the bank, and agree to repay my debt immediately in the following cases:

     (1) Debt repayment delay in full or part.

     (2) Beginning of seizure or auctioning of collateral

     (3) Violation of the agreement with the bank

     (4) Violation of any item in this section by the guarantor

     (5) Debt guarantee is necessitated due to a significant reason in addition to the previous items.

Article 6 (Repurchase of Bills & Notes)

1. I agree to assume the repurchase obligation of the full amount of the face value of the note and pay the debt immediately without notification by the bank, if a note is discounted and if any of the violations of section 1 of the previous article occurs, and when the major debtor fails to pay on time, or if the major debtor violates any item in section 1 of the previous article, the repurchase obligation of the note of the major debtor will apply and will be immediately paid.

2. I agree to assume, upon the request of the bank, the repurchase obligation of the face value of the note, and pay back the debt immediately in case of a significant cause that necessitates debt guarantee, even in situations other than those stated in the previous section of the previous section.

3. The bank has a right to exercise all rights as the note holder until I fulfill my obligation as mentioned in the previous 2 sections.

Article 7 (Setoff Measure)

1. The bank has the right to dispose of and counterbalance the debt and my deposit and other assets at any time regardless of the asset term when I have to fulfill my obligation to the bank due to the expiration of term, loss of the term benefit, repurchase obligation, indemnity obligation and other factors.

2. The bank has the right to receive refund of all deposits in my place and appropriate it to the debt payment without a prior notice and regardless of the defined procedure when counter-balancing of the debt and my deposit and assets of the previous section becomes feasible.

                                       4.

3. When counterbalancing per above section 2, the term will be inclusive of the accounting executing day in the calculation of the debt and obligation interests, discount fees, and losses, and the interest rate and rate of fees will follow the bank's definition, and as for the foreign exchange rate, the rate on the executing day at the bank shall apply.

Article 7 - 2 (Same as the above)

1. I have the right to dissolve and counter balance my deposit and other assets against the debt at the bank during the pay back period before the maturity of the debt.

2. It is agreed that I can counterbalance the debt before the discount note maturity according to the rule of the preceding section if I assume the repurchase amount of the note face value. However, the rule is not applicable to the discount note reassigned to a grantor by the bank.

3. As for the debt in a foreign currency or in a free-yen account, despite of the rule of the preceding section 2, it is understood that I cannot off set debt and asset unless the debt is in the process of pay back and its legal requirements for the foreign exchange have been completed.

4. In order to proceed with the off set process in accordance with the preceding section 3, with written notification, the deposits and other debt certificates and passbooks that have been counter balanced will be presented immediately to the bank after being stamped with the seal registered with the bank.

5. In case of my proceeding with the counter balance procedure, the debt interest, discount charges and loss charges will be calculated based on the number of days inclusive of the day of the notification receipt, and the rates of interest and fee will be defined by the bank. As for the foreign exchange rate, the rate on the executing day at the bank will be applied in the calculation. If there is a special fee charged to the payment prior to the debt maturity, I will proceed in accordance with the rule.

Article 8 (Note Presentation & Delivery)

1. If there exists a note in relation to my debt obligations, in the event that the Bank calculates its credit on such note in accordance with Article 7, the note does not need to be simultaneously returned to me.

2. If there is any note to be returned from the bank after the off set calculation in accordance with the preceding 2 articles, I will receive it personally at the bank without delay. However, the bank will continue to hold any note prior to its maturity.

3. Presentation and delivery of a note would not be required when the bank proceeds with the off set calculation in accordance with the rules in Article 7 on the basis of debt note obligation in only the following cases. The receipt of the note, moreover, should proceed in accordance with the prior section.

     (1) When my address is unknown to the bank.

     (2) When I designate the bank as the place of the note payment.

     (3) When the note delivery is recognized as difficult.

     (4) Due to collection and other reasons, the omission of note presentation and delivery is recognized as unavoidable.

4. If there are any debt obligations in which I need to execute after the balance is calculated in accordance to the above 2 articles, and there exists any debtor other than myself on the notes, the Bank has the right to retain, collect or dispose of the note to discharge the debt obligations.

Article 9 (Designation of Appropriation)

   In the case of the pay back or the off set debt calculation in accordance with the rules in Article 7, the bank reserves the right to appropriate the payment in the order and the method that it deems suitable when the off set measure is not sufficient to liquidate my obligation, and I would not oppose the appropriation measures.

Article 9 - 2 (Same as Preceding)

1. When I proceed with the debt off set measure in accordance with Article 7 -2, and the measure is not enough to liquidate my debt, I reserve the right to proceed with the appropriation measure in the order and the method I designate.

2. If I do not designate the order and the method as mentioned in the prior section, the bank may appropriate the debt in the order and the method that it deems suitable, and I would not oppose its appropriation.

3. The bank could state opposition without delay, and appropriate according to its designated order and method in consideration of the collateral, availability of guarantee, weight, the degree of disposing difficulty, the length of repayment, and the prospect of discount note settlement when it is feared that hindrance to the debt maintenance may occur by the designation in
   Section 1.

                                       5.

4. In the case of the bank appropriation in accordance with the prior 2 sections, as for my debt prior to the maturity date, treating the debt as matured, and as for my discount note prior to the maturity date, deeming the note as the repayment obligation, and as for the payment consent, treating it as if I carried the prior indemnity obligation, the bank may designate the order and the method.

Article 10 (Hazard Risk & Exemption)

1. In case notes I have drawn, endorsed, accepted, supraprotested and guaranteed, or securities I have presented to the bank have been lost, reduced, damaged or delayed in delivery due to disturbance, disaster, or accident, etc. in the time of delivery, circumstances beyond one's control, I will make the debt payment based on the bank record and slips. I will deposit substitute notes and securities immediately upon request by the bank. I will not claim to the bank any loss incurred in the process.

2. I will not claim to the bank any loss incurred on the collateral due to the unavoidable circumstances of the previous section.

3. I assume the payment responsibility of the face value of the note even if the creditor's right cannot be established due to the deficiency in the note conditions or a description which renders the note null and void.

4. I will assume the responsibility in accordance with the description on notes or certificates, and bear losses incurred by forgery, counterfeit and piracy of a note, a certificate or a seal if the business transaction was carried out with considerable diligence in matching the image of the seal on the note and the certificate with my registered seal and recognized as genuine.

5. I will assume the expenses incurred by your exercising and maintaining your right against me or by collection or disposal of collaterals, or expenses incurred for the protection of my right at my request to the bank.

Article 11 (Notification of Condition Changes)

1. I will notify the bank immediately in writing of any changes in regard to filing conditions, such as seal, name, company name, representative, address and other matters.

2. In case the negligence of notification of changes on our part, caused the delayed- or non-delivery of a notice or documents sent by the bank, it is assumed that the delivery was made at the regular delivery time.

Article 12 (Reporting & Investigation)

1. I will respond immediately to the bank's request for assets, management and business condition information and facilitate the bank's research.

2. I will report immediately, even without the bank's request, any significant change or the possibility of a significant change in regard to assets, management and business conditions.

Article 13 (Applicable Bank Offices)

   I acknowledge that each section of this agreement will be commonly applied to a variety of business transactions that occur between myself and the head and branch offices of the bank.

Article 14 (Jurisdiction of Agreement)

   I agree to designate the regional court that controls the area in which the bank's head office or the Bisai branch office is located as the court of jurisdiction if the need for a lawsuit arises in relation to the business transactions based on this agreement.

Article 15 (Registration to the Individual Customer Credit Information Center)

   When a borrower is an individual and the defaulted condition of the borrower's debt continues for over 6 months, the incident will be registered at the Individual Customer Information Center operated by the Banking Association on the day that is 6 month after the due date of the debt payment. Members of the said center and members of the affiliated Individual Credit Information Institution may utilize the information for their businesses for five years from the date of registration.

                                       6.

   Guarantor assumes a joint surety-ship obligation in regard to all debt the principal bears in accordance with Article 1 to the bank, and will abide by this agreement in the execution of it.

   Guarantor will not insist an exemption should the bank, due to its own circumstances, changes or releases the collateral and/or other guarantees.

   Guarantor will not off set the principal's deposits and other credits at the bank.

   Guarantor agrees not to exercise the proxy rights attained when he assumes surety-ship obligation while business transactions continue between the principal and the bank, without the bank's agreement. Guarantor agrees to transfer, at the bank's request, his right and/or priority order without any cost.

  A copy is prepared and submitted to the bank as a guarantee of this agreement. THE END


                     Banking Consent & Agreement  - Copy -

     I agree to the following terms and conditions in respect to the business transaction with your bank:

Article 1 (Application)

1. I agree to abide by the agreement in fulfillment of all and every debt incurred concerning loans on promissory notes, discounts on bills, loans on bonds, overdrafts, payment guarantees, foreign exchange and all other transactions.

2. I agree to abide by the agreement in fulfillment of debts incurred by notes that I draw, endorse, accept or guarantee, including those you acquired through third parties.

Article 2 (Notes and Loan Obligations)

   The bank has the right to claim notes and/or loan obligations against loans we receive by notes.

Article 3 (Interest and Default Interest)

1. I agree to customary and generally accepted alterations in connection with the agreement on the rate of return, the payment terms and conditions concerning interests, discount fees, guarantee charges, and handling charges should there be a substantial reason including change in the financial environment.

2. I agree to pay a penalty at an annual rate of 14% on the debt amount in case we do not fulfill our debt obligation to the bank. The calculation in this case will be done at a daily rate based on 365 days per year.

Article 4 (Collateral)

1. I agree to pledge an approved collateral by the bank or an additional collateral immediately when the bank requests should a sufficient cause arise to secure the debt.

2. All present and future collateral that I pledge to your bank may not only be used to secure the intended debt but also collectively all present debts and future debts that I may incur.

3. The bank has the right to collect and/or dispose of the collaterals, not necessarily in accordance with the legally acceptable procedure but under generally acceptable method, term, and price that the bank may deem appropriate. The bank also has a right to appropriate the balance of disposition remained after paying various expenses, to repay my debt regardless of the legal order. I agree to pay the debt balance if there is any remaining immediately.

4. I agree that the bank has the right to assume and dispose of my liquid asset, note and other marketable securities in the possession of the bank. I agree that the afore-mentioned procedure will be handled as stated in the previous section.

Article 5 (Loss of Term Benefit)

1. I understand I loose the benefit of terms concerning all debts without a notification from the bank, and agree to pay the debts immediately if any the following incidents occur:

     (1) Stop payment or insolvency, bankruptcy mediation, filing under the Company Rehabilitation Law, and applying for company reorganization or special liquidation

     (2) Notification by the draft clearing house of business suspension

     (3) Temporary seizure, preservation seizure, or a seizure order and/or notification of my or guarantor's deposits or other credits at your bank

     (4) My address becomes unknown to the bank due to my negligence.

2. I understand I loose all benefit of debt terms upon notification of the bank, and agree to repay my debt immediately in the following cases:

     (1) Debt repayment delay in full or part.

     (2) Beginning of seizure or auctioning of collateral

                                       7.

     (3) Violation of the agreement with the bank

     (4) Violation of any item in this section by the guarantor

     (5) Debt guarantee is necessitated due to a significant reason in addition to the previous items.

Article 6 (Repurchase of Bills & Notes)

1. I agree to assume the repurchase obligation of the full amount of the face value of the note and pay the debt immediately without notification by the bank, if a note is discounted and if any of the violations of section 1 of the previous article occurs, and when the major debtor fails to pay on time, or if the major debtor violates any item in section 1 of the previous article, the repurchase obligation of the note of the major debtor will apply and will be paid immediately.

2. I agree to assume, upon the request of the bank, the repurchase obligation of the face value of the note, and pay back the debt immediately in case of a significant cause that necessitates debt guarantee, regardless of the previous section.

3. The bank has a right to exercise all rights as the note holder until I fulfill my obligation as mentioned in the previous 2 sections.

Article 7 (Setoff Measure)

1. The bank has the right to dispose of and counterbalance the debt and my deposit and other assets at any time regardless of the asset term when I have to fulfill my obligation to the bank due to the expiration of term, loss of the term benefit, buy-back obligation, indemnity obligation and other factors.

2. The bank has the right to receive refund of all deposits in my place and appropriate it to the debt payment without a prior notice and regardless of the defined procedure when counter-balancing of the debt and my deposit and assets of the previous section becomes feasible.

3. When counterbalancing per above section 2, the term will be inclusive of the accounting executing day in the calculation of the debt and obligation interests, discount fees, and losses, and the interest rate and rate of fees will follow the bank's definition, and as for the foreign exchange rate, the rate on the executing day at the bank shall apply.

Article 7 - 2 (Same as the above)

1. I have the right to dissolve and counter balance my deposit and other assets against the debt at the bank during the pay back period before the maturity of the debt.

2. It is agreed that I can counterbalance the debt before the discount note maturity according to the rule of the preceding section if I assume the repurchase amount of the note face value. However, the rule is not applicable to the discount note reassigned to a grantor by the bank.

3. As for the debt in a foreign currency or in a free-yen account, despite of the rule of the preceding section 2, it is understood that I cannot off set debt and asset unless the debt is in the process of pay back and its legal requirements for the foreign exchange have been completed.

4. In order to proceed with the off set process in accordance with the preceding section 3, with written notification, the deposits and other debt certificates and passbooks that have been counterbalanced will be presented immediately to the bank after being stamped with the seal registered with the bank.

5. In case of my proceeding with the counter balance procedure, the debt interest, discount charges and loss charges will be calculated based on the number of days inclusive of the day of the notification receipt, and the rates of interest and fee will be defined by the bank. As for the foreign exchange rate, the rate on the executing day at the bank will be applied in the calculation. If there is a special fee charged to the payment prior to the debt maturity, I will proceed in accordance with the rule.

Article 8 (Note Presentation & Delivery)

1. In reference to my debt, it is not required to return the note that covers my debt simultaneously by the bank when the bank proceeds with the off set process in accordance with the rules set in Article 7 rather than resorting to the draft obligation.

2. If there is any note to be returned from the bank after the off set calculation in accordance with the preceding 2 articles, I will receive it personally at the bank without delay. However, the bank will continue to hold any note prior to its maturity.

3. Presentation and delivery of a note would not be required when the bank proceeds with the off set calculation in accordance with the rules in Article 7 on the basis of debt note obligation in only the following cases. The receipt of the note, moreover, should proceed in accordance with the prior section.

     (1) When my address is unknown to the bank

     (2) When I designate the bank as the place of the note payment.

     (3) When the note delivery is recognized as difficult.

                                       8.

     (4) Due to collection and other reasons, the omission of note presentation and delivery is recognized as unavoidable.

4. The bank reserves the right to retain, collects and dispose of the note, and appropriate it to the debt payment after the off set debt calculation and if any debt with immediacy remains and any debtor exists other than myself.

                              LETTER OF GUARANTEE

TO:  THE OGAKI KYORITSU BANK, LTD.

The undersigned Guarantor (the "Guarantor") hereby jointly and severally with the undersigned Borrower (the "Borrower") guarantees to your Bank all obligations and liabilities of the Borrower, whether present or future, which are now or may at any time hereafter become due under any and all transactions (the "Bank Transactions") as stipulated in Article 1 of the Agreement on Bank Transactions (the "Agreement on Bank Transactions") submitted by the Borrower to your Bank, subject to (i) all of the terms and conditions hereafter set forth and (ii) all of terms and conditions set forth in the Agreement on Bank Transactions.

Article 1. The maximum amount of the principal of the Bank Transactions guaranteed hereunder shall be 845,630,610 Yen, to which, in
                                          ---------------
            addition, the Guarantor shall jointly and severally with the Borrower guarantee the due and punctual payment by the Borrower of interest, default interest, costs and any expenses whatsoever incurred with respect to the Bank Transactions.

Article 2. In the event that the Borrower fails to pay any sums that are now or become payable under the Bank Transactions, the Guarantor will pay to you Bank the outstanding amount secured hereby immediately upon your demand in writing including a statement that the Borrower is in default of payment to your Bank.

            The Guarantor hereby waives any right to require your Bank to sue, enforce payment or exhaust any right or remedy which it may have against the Borrower or any other party before your Bank may proceed to exercise any right or remedy it may have hereunder.

            The Guarantor hereby waives any right to require your Bank to proceed first against the Borrower or to give any notice to or demand on the Borrower.

Article 3. If there exists any guaranty which has been executed or will be executed in the future by any other party (other than the Guarantor) as security for the Borrower's obligations and liabilities under the Bank Transactions, then the Guarantor shall be jointly and severally liable with any other such Guarantor.

Article 4. The Guarantor hereby agrees not to set-off its obligations and liabilities hereunder against any claim which the Borrower may have against your Bank under any deposit or account for any reason whatsoever.

Article 5. The Guarantor shall not claim that it should be discharged or exonerated due to the fact that your Bank has modified or discharged security or other guaranty for any reason whatsoever.

Article 6.  (1) In the event that the Borrower fails to pay any sums payable, your Bank may set-off any obligations your Bank owes the Guarantor (such as deposits and/or any other credit of the Guarantor with your Bank) against the obligations and liabilities hereunder which have become due, even when such obligations have not yet become due.

            (2) In cases in which there exist Bills or Notes pertaining to the
                Guarantor's obligations, and you Bank sets-off as set forth in
                (1) above, your Bank need not simultaneously return to the Guarantor any such Bills or Notes, in such case, the Guarantor shall appear at your Bank to receive such Bills or Notes.

Article 7. During the period of time during which any transactions whatsoever between your Bank and the Borrower continue to exist, the Guarantor shall not, without the prior consent of your Bank enforce its right of subrogation or any title, power or claim which it may obtain as a result of subrogation, and Guarantor shall assign or transfer such right power and claim or the order of priority thereof upon demand by your Bank.

Article 8. All notices, demands and other communications by your Bank to the Guarantor shall be made to the address specified on the last page hereunder. If your Bank gives a notice or demand by telex, your Bank shall send the telex to Guarantor's number ___________. All such notices, demands or communications shall be deemed to have been received by the Guarantor to whom it is addressed when delivered (in the case of hand delivery) or seven days after posting (in the case of airmail post), or on dispatch (when sent by telex).

Article 9. In the event the institution of a lawsuit in connection with a transaction covered by this Letter becomes necessary, the Guarantor agrees that the court having the jurisdiction in the local in which the head office or any branch office of your Bank is situated shall be the competent court.

Article 10. If any guaranty which has been executed or will be executed in the future by the Guarantor as security for the Borrower's obligations and liabilities establishes a certain aggregated guaranteed amount thereunder, the amount guaranteed hereunder shall be added to the said aggregate.

Article 11. If there shall be invalidity, unenforceability or illegality of any of the Bank Transaction by unauthorized agent, disability or any other reason, the Guarantor shall indemnify your Bank against any costs, claims, expenses and fees or whatsoever which your Bank shall sustain or incur as a consequence of such Bank Transactions.

Article 12. All payments by the Guarantor in your bank hereunder shall be without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, restriction or conditions of any nature, except as may be required by law. Should the Guarantor be required to make any deduction of any nature or withholding from any payment due hereunder the Guarantor will pay such additional amount as may be necessary to pay your Bank the full amount of any payment hereunder that your Bank would have received in the absence of such withholding or deduction. The Guarantor shall promptly send to your Bank such other documentary evidence with respect to such additional payments as may be required by your Bank.

Article 13. This Letter of Guarantee shall be governed by, and construed in accordance with the laws of Japan.

IN WITNESS WHEREOF this Guarantee has been executed by the Guarantor dated this
8th day of June   , Twenty Hundred.
---        -------


                         The Guarantor:  (Name)  Asyst Technologies, Inc.
                                         --------------------------------
                                         (address)
                                         48761 Kato Road Freemont, CA
                                         94538

                                         /s/ Douglas McCutcheon
                                         ----------------------------
                                         by:  Douglas McCutcheon
                                         its title:  Senior Vice President

The Borrower hereby acknowledges and agrees to the execution of the Letter of Guarantee above.


                         The Borrower:  Takezumi Nashiki,
                                        ------------------
                                        Representative Director,
                                        -------------------------
                                        Kabushiki Kaiysa MEKKUSU
                                        ------------------------
                                        #28 Aza Johnoh, Kitaima
                                        -----------------------
                                        Bisai-shi, Aichi-ken
                                        --------------------


     (All questions that may arise within or without courts of law in regard to the meaning of the words, provisions and stipulations of this Letter shall be decided in accordance with the Japanese text.)

                                      10.